CAVANAL HILL FUNDS

Supplement dated December 5, 2012
to the following Prospectuses
Balanced Fund

U.S. Large Cap Equity Fund

Opportunistic Fund
(A, Investor, Institutional Shares)
dated December 31, 2011

This Supplement provides updated information regarding portfolio managers and supersedes any information to the contrary in the Balanced, U.S. Large Cap Equity and Opportunistic Fund Prospectuses dated December 31, 2011.

Change in Portfolio Manager

Effective immediately, S. Bob Rezaee no longer serves as a portfolio manager of the Balanced, U.S. Large Cap Equity or Opportunistic Funds. Accordingly, all references to Mr. Rezaee in the Prospectuses should be disregarded.

The information under the heading “Portfolio Manager” in the Opportunistic Fund Prospectus shall be replaced with the following:

Matthew C. Stephani is Senior Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2012.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE.